UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 21, 2020

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 21, 2020, Newmont Corporation, a Delaware Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the advisory vote on the compensation of the Named Executive Officers; (3) the 2020 Stock Incentive Plan; and (4) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded). The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non-Votes
Gregory H. Boyce	601,895,420	99.78	1,314,709	0.22	1,231,983	49,417,772
Bruce R. Brook	589,904,460	97.72	13,787,236	2.28	750,416	49,417,772
J. Kofi Bucknor	603,003,885	99.89	681,217	0.11	757,010	49,417,772
Maura Clark	599,674,921	99.43	3,461,581	0.57	1,305,610	49,417,772
Matthew Coon Come	603,008,466	99.89	685,319	0.11	748,327	49,417,772
Noreen Doyle	562,150,226	94.08	35,351,234	5.92	6,940,652	49,417,772
Veronica M. Hagen	560,323,219	93.79	37,127,307	6.21	6,991,586	49,417,772
René Médori	600,434,781	99.49	3,073,419	0.51	933,912	49,417,772
Jane Nelson	601,723,513	99.76	1,474,090	0.24	1,244,509	49,417,772
Tom Palmer	603,074,312	99.89	646,932	0.11	720,868	49,417,772
Julio M. Quintana	599,255,062	99.35	3,936,896	0.65	1,250,154	49,417,772

Proposal #2 – Advisory Vote on the Compensation of the Named Executive Officers

		% of votes cast on the Proposal
Votes For	517,125,805	85.55
Votes Against	85,904,827	14.21
Abstentions	1,411,480	0.24
Broker Non-Votes	49,417,772	—

Proposal #3 – 2020 Stock Incentive Compensation Plan

		% of votes cast on the Proposal
Votes For	576,846,650	95.43
Votes Against	26,317,295	4.35
Abstentions	1,278,167	0.22
Broker Non-Votes	49,417,772	—

Proposal #4 - Ratification of Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	651,494,186	99.64
Votes Against	1,333,178	0.20
Abstentions	1,032,520	0.16

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 22, 2020

4